Schedule of Investments(a)
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–93.62%
Aerospace & Defense–1.62%
Textron, Inc.	332,740	$11,625,936
Air Freight & Logistics–3.39%
FedEx Corp.	144,533	24,339,357
Asset Management & Custody Banks–2.32%
Bank of New York Mellon Corp. (The)	464,237	16,642,896
Automobile Manufacturers–3.34%
General Motors Co.(b)	966,124	24,046,826
Building Products–1.96%
Johnson Controls International PLC	365,759	14,074,406
Construction Machinery & Heavy Trucks–3.65%
Caterpillar, Inc.	197,500	26,243,800
Diversified Banks–10.52%
Bank of America Corp.	1,046,624	26,040,005
Citigroup, Inc.	991,711	49,595,467
		75,635,472
Electric Utilities–3.06%
Exelon Corp.	570,591	22,030,518
Electrical Components & Equipment–4.12%
Eaton Corp. PLC	145,268	13,528,809
Emerson Electric Co.	259,428	16,087,130
		29,615,939
Health Care Distributors–2.13%
McKesson Corp.	102,160	15,340,346
Health Care Facilities–2.37%
HCA Healthcare, Inc.(b)	134,615	17,047,644
Health Care Services–1.77%
CVS Health Corp.	202,679	12,756,616
Integrated Oil & Gas–7.28%
BP PLC (United Kingdom)	5,315,082	19,268,155
Chevron Corp.	147,103	12,347,826
Suncor Energy, Inc. (Canada)	1,312,891	20,691,162
		52,307,143
Integrated Telecommunication Services–4.76%
AT&T, Inc.	1,156,117	34,197,941
Shares		Value
Investment Banking & Brokerage–3.57%
Goldman Sachs Group, Inc. (The)	129,733	$25,681,945
IT Consulting & Other Services–3.05%
Cognizant Technology Solutions Corp., Class A	321,078	21,936,049
Managed Health Care–4.01%
Anthem, Inc.	105,192	28,801,570
Multi-line Insurance–3.76%
American International Group, Inc.	841,936	27,059,823
Oil & Gas Exploration & Production–3.35%
Marathon Oil Corp.(b)	4,383,931	24,067,781
Pharmaceuticals–3.06%
Bristol-Myers Squibb Co.	375,419	22,022,079
Regional Banks–2.15%
Citizens Financial Group, Inc.	623,684	15,473,600
Semiconductors–10.22%
Intel Corp.	458,187	21,869,265
NXP Semiconductors N.V. (Netherlands)	219,335	25,778,443
QUALCOMM, Inc.	244,806	25,853,962
		73,501,670
Systems Software–2.55%
Microsoft Corp.	89,370	18,321,744
Tobacco–5.61%
Philip Morris International, Inc.	525,415	40,357,126
Total Common Stocks & Other Equity Interests (Cost $711,877,177)		673,128,227
Money Market Funds–6.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(c)(d)	15,213,668	15,213,668
Invesco Liquid Assets Portfolio, Institutional Class, 0.22%(c)(d)	10,857,857	10,864,372
Invesco Treasury Portfolio, Institutional Class, 0.07%(c)(d)	17,387,049	17,387,049
Total Money Market Funds (Cost $43,465,089)		43,465,089
TOTAL INVESTMENTS IN SECURITIES–99.67% (Cost $755,342,266)		716,593,316
OTHER ASSETS LESS LIABILITIES—0.33%		2,371,158
NET ASSETS–100.00%		$718,964,474

See accompanying notes which are an integral part of this schedule.
Invesco Comstock Select Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended July 31, 2020.

	Value April 30, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$23,765,041	$116,607,831	$(125,159,204)	$-	$-	$15,213,668	$4,489
Invesco Liquid Assets Portfolio, Institutional Class	-	66,069,886	(55,202,980)	-	(2,534)	10,864,372	5,407
Invesco Treasury Portfolio, Institutional Class	-	105,711,817	(88,324,768)	-	-	17,387,049	2,416
Total	$23,765,041	$288,389,534	$(268,686,952)	$-	$(2,534)	$43,465,089	$12,312

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Comstock Select Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$653,860,072	$19,268,155	$—	$673,128,227
Money Market Funds	43,465,089	—	—	43,465,089
Total Investments	$697,325,161	$19,268,155	$—	$716,593,316
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Comstock Select Fund